December 2006

Next generation lithium batteries,
high-temp fuel cells, production
technologies, and other advanced
energy technologies

ENEI.OB

Stock Market Data

Trading symbol:                                    ENEI.OB

52-week trading range:      $0.06 - $0.50

Recent price:        $0.20

Average daily trading volume:                25,000

Market cap:              $83 million

Shares outstanding:                                                          417 million

Operating Management

CFO of $1.5 billion division of IBM

CFO of Recall Corporation

Chief Financial Officer

Ajit Habbu

Private practice of law: M&A, securities, corporate; VP/Assistant General Counsel, ICF Kaiser Intl

CEO,

General Counsel

Ronald Stewart

Founder/CEO, Anuvu, developer of fuel cells for automotive applications;

Project and Design Engineer for rockets and fuel cells at Aerojet Propulsion Division of GenCorp

Executive VP,

President, EnerFuel

Rex Hodge

Co-founder and executive with Quallion, manufacturer of batteries for medical implants and aerospace applications

Chief Operating Officer,
EnerDel

Naoki Ota

Member of management team of successful lithium ion battery start-up and IPO.

Sales and Marketing Director/VP U.S.,  Danionics, international lithium battery company

Executive VP,
President, EnerDel

Ulrik Grape

Experience

Title

Name

Business Segments

EnerDel – Advanced Battery Technology

High power Li-ion battery - the next-generation solution for hybrid electric and electric vehicles

Battery products for medical, aerospace, military, asset tracking, and industrial applications

Competitive advantages in battery materials, design and production technologies

EnerFuel – Advanced Fuel Cell Technology

Developing high temperature fuel cells

Unique modular approach – simpler, smaller, less expensive

Working in both fuel cell stacks and membranes

EnerDel Overview

Contract with U.S.A.B.C. – “big three and DOE”

Extensive relevant industry expertise

Lithium ion battery specialists experience from Japan

Automobile system integration specialists experience from Delphi

Operation experience from small start up company to large
manufacturing.

Innovative materials & design for high power

Automated, low-labor cost manufacturing process

Superior technology for safety and longevity

Market Opportunity & Drivers

Pressure to reduce dependence on foreign oil – transportation is 68% of oil consumption

Hybrids reduce oil (gas) consumption and pollution emissions

Battery advancements are key to improving future hybrid performance/increasing sales of hybrid vehicles

Whether fuel is gasoline, diesel, biodiesel, or alternative fuels, hybrids improve fuel consumption and reduce CO 2/NOX generation as component of total energy fuel management

Li-ion will replace NiMH – following precedent set in consumer electronics

Li-ion size/weight/power advantages over current NiMH

EnerDel Li-ion technology has cost and performance advantages

HEV Market Grows, Turns to Li-ion

Auto manufacturers heavily committed to producing HEV models:

Toyota Prius & Camry, Lexus RX400h SUV & GS450h, Honda Civic &
Accord, Ford Escape and Saturn VUE among many others

HEV market will grow substantially through 2010-2015

Honda Civic

Lexus GS 450h

Toyota Prius

Lexus RX 400h

Ener1

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  -

-
  -
  -
  -
  -

-

EnerDel
8
Energy For the Future

EnerDel Strategy

Target major global auto manufacturers

Initial focus on “big three” U.S. makers

Leverage strategic alliances, form new ones:

ITOCHU

Delphi

USABC

National government laboratories

Exploit other specialty markets and government contracts

Ener1

Argonne
EnerDel
DELPHI
Driving Tomorrow's Technology
ENERSTRUCT
ITOCHU

EnerDel
9
Energy For the Future

EnerDel Strategic Relationships

Cell
Engineering

Manufacturing

Development

Cell

System

Material

Development

System
Electronics

Research

U.S. market focus:

Automobile

Aerospace

Military

Medical

U.S. based companies
dominate these
markets

The final products in
these markets are
made locally in US

Japan

Japan

USA

USA

USA

EnerDel Li-Ion vs. NiMH

Energy density                             Superior

Power                                   Superior

Cycle life                  Superior

Safety                                   Equal

Reliability            Superior

Cost                                             Superior

Low Temperature Mode                       Superior

Recyclability                                         Equal

Environment                                         Equal

EnerDel vs. Competitors

Medium
(5-10Ah)

Stack

Hard carbon

Lithium-titanate

Manganese Spinel

(LiMn2O 4)

EnerDel

N/A

Medium (5-10Ah) or
Small (3Ah)

Cell size

High Power

Better Safety

Longer life

Wound

Design

Better Safety

Longer life

Graphite

Anode

High Power

Better Safety

Lower cost

Nickel Oxide or Olivine

(LiNiXCoXO or LiFePO4)

Cathode

EnerDel Advantages

U.S. Competitors

Advantages of EnerDel technology versus competition

EnerDel vs. Competitors

US Competitors: Wound Design

Negative Electrode

Positive and Negative is not equal  (Yellow & Green Area)

Cell Impedance is not uniform due to the tab position.

Positive Electrode

EnerDel : Stack Design

e-

e-

Negative
Electrode

Positive

Electrode

Advantages of EnerDel design:

High Power

Better Safety

Longer life

Uniform heat distribution

Excellent High Rate & Thermal Performance

80A Continuous Discharge
EnerDel 2Ah Cell

33oC

<66.7oC

30A Continuous Discharge
Competitors 2.3Ah Cell

Competitors

EnerDel

U. S. Based Supplier

Automated production for U.S. customers

Engineering & marketing interaction benefits – proximity to customers

Diversification of battery supply for U.S. HEV manufacturing operations

Convenience & freight cost benefits to OEM customers in the U.S.

2000 Channel Testing/Formation Equipment and Pack Assembly Facilities

EnerDel Facility

Indianapolis Facility

Full utility and infrastructure support for site

Facility purpose built for battery cell and pack
manufacturing

General purpose plant area (48,000 + 20,000 ft2)

Incl. Dry room facility (~5,000 ft2)

Office area (12,000 + 12,000 ft2)

Battery Cell / Pack Test Lab

2000 channel cell testing

12 channel high voltage battery pack testing

Battery production equipment

Plant capacity ~300k packs / year

One of largest coating machine in US battery
industries

State of art analytical equipment

XRD, ICP, DSC, TG-DTA, BET, ARC, etc.

Delphi

Bldg 4

EnerDel

Bldg 7

Delphi

Bldg 3

GM-AED

UTE

Upcoming Milestones

Samples to target customers in auto segment

Secure U.S.A.B.C Phase 2 contract

Defense agency development contract

Federal and state public financing

Development contract with major automotive OEM

Production order for hybrid batteries

Commence volume manufacturing for hybrid market

EnerFuel Overview

Unique, phased-plan for development

Early, niche market technology that contains elements
critical for subsequent, larger commercial markets

Commencement of commercialization activities

First product – humidifier – successful launched

Customers include: IdaTech, Hydrogenics, Cellex, and others

Developing next generation high-temp fuel cells

Solves industry need for reduced cost/complexity/size

Planned deployment by 2008

New modular fuel cell concept

Solves PEM (proton exchange membrane) fuel cell reliability issues

Modular Fuel Cells

Competition

Competitors are mainly pure stack or pure membrane companies

Stack competitors: Ballard, Plug Power, ReliOn

Membrane competitors: Gore, Dupont, DeNora, Asahi Glass, PEMEAS

EnerFuel works in both stacks and membranes

Optimize both in ways competition cannot

Planned Products and Services

Strategy of services and products that build on each other

Diversity of product lines reduces market risks

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier)

Low Temp FC and Integrated Products (Sensors)

Modular Stack

FC System & Integrated Products

High Temp. MEA

2006

2007

2008

2009

2010

Government and Corporate Contracts

Florida Hydrogen Initiative contract:

$550k in funding from the State of Florida and the DOE

Design and implement a 10kW fuel cell system using the chemical energy in waste orange peels to power a highway rest stop

Highly visible project – generating national media exposure for EnerFuel

American Science and Technology (AST) contract :

$200k project to design/build bench top fuel cell system

AST has funding from University of Chicago who is funded by DOD

Fuel cell system for Unmanned Aerial Vehicles (UAV)

AST to pay EnerFuel a future royalty for any products based on the IP EnerFuel develops for them

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier, etc.)

Low Temp FC and Integrated Products (Sensors)

High Temp Stack

FC System & Integrated Products

High Temp. MEA

2006

2007

2008

2009

2010

Ener1

EnerFuel

EnerFuel

21

Energy For the Future

Humidifier Successfully Launched

1.2kW humidifiers selling
through fuelcellstore.com

Customers include major fuel
cell integration companies

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier, etc.)

Low Temp FC and Integrated Products (Sensors)

High Temp Stack

FC System & Integrated Products

High Temp. MEA

2006

2007

2008

2009

2010

Ener1

EnerFuel

EnerFuel

22

Energy For the Future

Second-Gen Humidifiers in Development

5 kW unit built using 4 of the 1.25 kW modules

Built using the same technologies as the original

12 kW unit designed to concept stage, delivered
and awaiting customer testing

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier, etc.)

Low Temp FC and Integrated Products (Sensors)

High Temp Stack

FC System & Integrated Products

High Temp. MEA

2006

2007

2008

2009

2010

{

Near-term Target Markets

Products powered by fuel cell technology

Demonstrates technological capabilities -  fuel cells, chemical hydride

Remote sensors

Video cameras

Weather instrumentation

Tsunami

Earthquake detection

Backup power supply

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier, etc.)

Low Temp FC and Integrated Products (Sensors)

High Temp Stack

FC System & Integrated Products

High Temp. MEA

2006

2007

2008

2009

2010

Gen 5 Fuel Cell Designed, Built and Tested

2x lighter and smaller than previous Gen

Closer to production design

Higher performance

Disassembled and being used for next-Gen
experiments

Experiments ongoing to make next-Gen as
robust and producible as possible

EnerFuel’s Chemistry Is Competitive

EnerFuel has developed a proprietary chemical hydride

Metal Hydrides store twice as much energy as a Li-ion Batteries

Hydrogen weight percent:

Metal Hydride: 1.2%           Millennium Cell: 3.9%    EnerFuel: 4.2%

Hydrogen produced is more than 830 times the volume of the reactants

Volume equivalent to 12,000 psi gaseous storage (even without tank)

Only for premium use

Portable electronics

Emergency power

This opens the door to developing other, less

            expensive chemistries

High-Temperature FC + Membrane

Fuel Cell industry moving to high temp due to reduction in cost, volume and complexity

New area = level playing field for EnerFuel

Strong capabilities (fuel cell + membrane)

High sales potential – estimated $100 to 200 Billion  eventual market (ICE replacement)

Plan

2 years R+D

Sell early end products

Later larger sales to OEMs

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier, etc.)

Low Temp FC and Integrated Products (Sensors)

High Temp Stack

FC System & Integrated Products

High Temp. MEA

2006

2007

2008

2009

2010

High Temp fuel cell design complete

Designed to be consistent with low
cost mass production techniques
(different process used to make
prototypes)

Modular sealing approach based on
method developed in camera fuel
cell

Now Building High-Temp FC Prototype

First High-Temp Membranes Built

Material formulated and
polymerized

Polymer cast into a 5.5”
diameter membrane

Acid elements attached

Next step: make more
membranes and characterize
properties

Investment Highlights

Li-ion battery solution for emerging hybrid market

Innovative fuel cell solutions for near-term and long-term markets

Seasoned team – technical, operational, financial , senior management

Solid partner relationships – i.e. ITOCHU, USABC

On track to accelerate commercialization of technologies

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995 conveying management’s expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to:
EnerDel’s ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; Ener1’s plans to reduce costs and gain a competitive advantage by consolidating manufacturing operations and implementing automated production processes; charges Ener1 will incur in connection with consolidating manufacturing operations; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1’s history of operating losses, the lack of operating history for the development stage Ener1 businesses, the need for additional capital, the dependency upon key personnel and other risks detailed in Ener1’s annual report on Form 10-KSB for the year ended December 31, 2005, as well as in its other filings from time to time with the Securities and Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward- looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.